UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2007

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-22462 (Commission File Number)	16-1445150 (IRS Employer Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices)   (Zip Code)

(716) 826-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01   Regulation FD Disclosure
On November 1, 2007, the registrant announced its financial results for the three and nine months ended September 30, 2007 and certain other information. A copy of the registrant’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.
Exhibit 99.1 is incorporated by reference under this Item 7.01.
The registrant hosted its third quarter 2007 earnings conference call on November 1, 2007, during which the registrant presented information regarding its earnings for the quarter ended September 30, 2007, together with certain other information. Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, the registrant hereby furnishes a script of the third quarter earnings conference call as Exhibit 99.2 to this report.
Exhibit 99.2 is incorporated by reference under this Item 7.01.
ITEM 9.01   Financial Statements and Exhibits
a. Financial Statements of Business Acquired
      — Not Applicable
b. Pro Forma Financial Information
      — Not Applicable
c. Shell Company Transactions
      — Not Applicable
d. Exhibits
      — Exhibit 99.1             Press Release dated November 1, 2007
      — Exhibit 99.2             Script of Third Quarter Earnings Conference Call hosted November 1, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 1, 2007

GIBRALTAR INDUSTRIES, INC.
/s/ David W. Kay
Name:	David W. Kay
Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 1, 2007

99.2	Script of Third Quarter Earnings Conference Call hosted November 1, 2007